SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 1999
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
    --------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
       July 31, 1999, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 1999-1)
             (Exact Name of Registrant as specified in its charter)



       Delaware                   333-81237                   52-2029487
------------------------     ---------------------     ------------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)



     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the October 25, 1999 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUITY ONE ABS, INC.



                                            By: /s/ Dennis Kildea
                                                -------------------------------
                                                Dennis Kildea, Vice President


Dated:  October 28, 1999

                                                                         ANNEX A

                  Equity One Mortgage Pass-Through Trust 1999-1

                         Statement to Certificateholders

                                October 25, 1999


-----------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          PRIOR                                                                              CURRENT
               FACE          PRINCIPAL                                                  REALIZED    DEFERRED     PRINCIPAL
 CLASS         VALUE          BALANCE        PRINCIPAL      INTEREST         TOTAL       LOSSES    INTERREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
   A      195,015,906.00   193,024,894.71   1,510,399.92   1,248,277.65   2,758,627.57    0.00        0.00     191,514,494.79

   R                0.00             0.00           0.00          41.30          41.30    0.00        0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------
 TOTALS   195,015,906.00   193,024,894.71   1,510,399.92   1,248,268.95   2,758,668.87    0.00        0.00     191,514,494.79
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
--------------------------------------------------------------------------------
              PRIOR                                                   CURRENT
             PRINCIPAL                                               PRINCIPAL
 CLASS        FACTOR        PRINCIPAL     INTEREST       TOTAL        FACTOR
--------------------------------------------------------------------------------
   A        989.79051847    7.74500886   6.40064534   14.14565420   982.04550961
--------------------------------------------------------------------------------
 TOTALS     989.79051847    7.74500886   6.40085712   14.14586598   982.04550961
--------------------------------------------------------------------------------


--------------------------
    PASS-THRU RATES
--------------------------
                 CURRENT
                PASS-THRU
 CLASS             RATE
--------------------------
   A            7.760000%
--------------------------

--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Aranka Paul
             The Chase Manhattan Bank - Structured Finance Services
                        450 W. 33rd Street, 14th Floor
                            New York, New York 10001
                               Tel: (212) 946-3236
                          Email: aranka.paul@chase.com
--------------------------------------------------------------------------------

[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                               October 25, 1999


Sec. 4.03(i)      Principal

                       Scheduled Principal                           187,396.24
                       Curtailments                                    5,424.55
                       Payoff                                      1,317,579.13
                       Liquidation Proceeds                                0.00

Sec. 4.03(ii)     Interest
                       Interest Distribution                       1,248,227.65
                       Unpaid Interest                                     0.00
                       Remaining Unpaid Interest                           0.00

Sec. 4.03(iii)    Interest Shortfall                                       0.00
Sec. 4.03(iii)    Principal Shortfall                                      0.00

Sec. 4.03(v)      Ending Pool Balance                            191,514,494.79

Sec. 4.03(vi)     Servicing Fee                                       79,797.70

Sec. 4.03(viii)   Advances                                           499,933.18

Sec. 4.03(ix)     Loans Delinquent

         --------------------------------------------------------------
                                  Group Totals
         --------------------------------------------------------------
            Period       Number      Principal Balance     Percentage
         --------------------------------------------------------------
          0 - 30 days     347          32,524,743.67         16.98%
         --------------------------------------------------------------
         31 - 60 days      87           7,787,104.50          4.07%
         --------------------------------------------------------------
         61 - 90 days      15           1,249,120.90          0.65%
         --------------------------------------------------------------
         91 + days          4             479,282.72          0.25%
         --------------------------------------------------------------
           Total          453          42,040,251.79         21.95%
         --------------------------------------------------------------

Sec. 4.03(ix)     Loans in Foreclosure

               --------------------------------------------------
                                  Group Totals
               --------------------------------------------------
                   Number      Principal Balance     Percentage
               --------------------------------------------------
                     6             834,715.98           0.44%
               --------------------------------------------------

Sec. 4.03(x)      Loan Number(s) and
                  Stated Principal Balance(s) of Loans in REO               N/A

Sec. 403(xi)      Loans in REO

               --------------------------------------------------
                                  Group Totals
               --------------------------------------------------
                   Number      Principal Balance     Percentage
               --------------------------------------------------
                     0               0.00               0.00%
               --------------------------------------------------

Sec. 4.03(xii)    Spread Account Draw                                      0.00

Sec. 4.03(xiii)   Class A Monthly Spread Account Deposit Amount       87,717.43

Sec. 4.03(xiii)   Percentage of Class A Monthly Spread Account
                    Deposit Amount                                       100.00%



[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                               September 25, 1999


Sec. 4.03(xiii)   Class A Spread Account Deposit Amount               87,717.43

Sec. 4.03(xiii)   Spread Account Excess                                    0.00

Sec. 4.03(xiii)   Spread Account Excess Allocations
                       Net WAC Cap Deposit                                 0.00
                       Class R Certificateholders                          0.00

Sec. 4.03(xiv)    Ending Spread Account Balance                    5,953,559.59

Sec. 4.03(xv)     Specified Spread Account Requirement             7,800,636.28

Sec. 4.03(xvi)    Aggregate Stated Principal Balance of the
                    three largest loans                            1,809,584.42

Sec. 4.03(xvii)   Net WAC Cap Carryover Amount                             0.00

                  Net WAC Cap Account - Investment Earnings                41.30


[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION

                  Equity One Mortgage Pass-Through Trust 1999-1

                               October 25, 1999


                       Insurer's Monthly Premium Amount               27,929.20

                       Trustee Fee Amount                              3,345.76


[CHASE LOGO]                 (C) COPYRIGHT 1999, THE CHASE MANHATTAN CORPORATION